UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2017

Weatherford International public limited company
(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Weststrasse 1, 6340 Baar, Switzerland	CH 6340
(Address of principal executive offices)	(Zip Code)

 Registrant’s telephone number, including area code: +41.22.816.1500

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On July 28, 2017, Weatherford International plc (“we” or the “Company”) issued a news release announcing results for the second quarter ended June 30, 2017. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 2.02.

On July 28, 2017, we will hold a conference call at 8:30 a.m. eastern time (“ET”), 7:30 a.m. central time (“CT”), regarding the Company’s second quarter ended June 30, 2017 results. This scheduled conference call was previously announced on June 21, 2017. To access the call, please contact the conference call operator at 866-393-8572, or 706-643-6499 for international calls, approximately 10 minutes prior to the scheduled start time, and ask for the Weatherford conference call. The passcode is “Weatherford.” Weatherford invites investors to listen to the call live via the Company’s website, at http://ir.weatherford.com/conference-call-details. To access the conference call click on the webcast link.

A recording of the conference call and transcript of the call will be available in Investor Relations section of the website shortly after the call ends at the Company’s website at http://www.weatherford.com. A replay of the call will be available until 5:00 p.m. eastern time (“ET”), August 11, 2017. To access the webcast of the conference call replay, click on the Investor Relations link and then click on the webcast link. The number for the replay is 855-859-2056 or 404-537-3406 for international calls; passcode 31286443.

Item 7.01	Regulation FD Disclosure.

On July 28, 2017, we issued a news release announcing results for the Company’s second quarter ended June 30, 2017. A copy of the news release is furnished as Exhibit 99.1 and incorporated into this Item 7.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The exhibits listed below are furnished pursuant to Item 9.01 of this Form 8-K.

Exhibit Number	Exhibit Description
99.1	News Release dated July 28, 2017, announcing results for the second quarter ended June 30, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc
Date: July 28, 2017
/s/ Christoph Bausch
Christoph Bausch
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	News Release dated July 28, 2017, announcing results for the second quarter ended June 30, 2017.